UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 14, 2018, the Board of Directors of Moog Inc. (the “Company”) adopted Amendment No. 1 (the “Amendment”) to the By-Laws of the Company (the “By-Laws”). The Amendment, which is effective immediately, added the following language to the By-Laws as a new Article XIV:
ARTICLE XIV
EXCLUSIVE FORUM
Section 14.01. EXCLUSIVE FORUM. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (iii) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation arising pursuant to any provision of the New York Business Corporation Law or the Certificate of Incorporation or these By-Laws (as either may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine, shall be a state court located within the County of Erie in the State of New York (or, if no state court located within the County of Erie in the State of New York has jurisdiction, the U.S. District Court for the Western District of New York (Buffalo Division)).
Amendment No. 1 to the By-Laws is set forth in Exhibit 3.1 hereto and is incorporated herein by reference

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Company’s Annual Meeting of Shareholders was held on February 14, 2018 (the "2018 Annual Meeting").

(b)
The following matters were submitted to a vote of security holders at the 2018 Annual Meeting. In accordance with the Company’s Restated Certificate of Incorporation, on matters relating to the election of directors the holders of Class A shares and the holders of Class B shares each vote as a separate class. Each Class A share is entitled to one-tenth vote per share and each Class B share is entitled to one vote per share. The final results reported below reflect such vote.

(i)The nominees to the Board of Directors were elected based on the following votes:

Nominee	For	Authority Withheld	Broker Non-Votes
Class B
Donald R. Fishback (term expiring 2021)	3,726,008	74,055	277,977
William G. Gisel, Jr. (term expiring 2021)	3,725,376	74,687	277,977
Brian J. Lipke (term expiring 2021)	3,720,656	79,407	277,977

The terms of the following directors continued after the 2018 Annual Meeting:

Name	Expiration of Term
Class B
Peter J. Gundermann	2019
Brenda L. Reichelderfer	2020
John R. Scannell	2020
Class A
Kraig H. Kayser	2020
R. Bradley Lawrence	2019

(ii)
The Company’s Class A shareholders and Class B shareholders, voting together as a single class in a non-binding advisory vote, approved the compensation of the Company's named executive officers based on the following votes:

For	Against	Abstain	Broker Non-Votes
6,448,496	174,742	158,777	426,439

(iii)
The Company’s Class A shareholders and Class B shareholders, voted together as a single class in a non-binding advisory vote on the frequency of the shareholder advisory vote on executive compensation.  The advisory vote was as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
2,447,005	149,381	4,021,523	164,106	426,439

(iv)
The Company’s Class A shareholders and Class B shareholders, voting together as a single class, ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year based on the following votes:

For	Against	Abstain	Broker Non-Votes
7,053,446	117,737	113	37,158

(d)
At the 2018 Annual Meeting, our shareholders cast the greatest number of advisory votes in favor of “three years” as the frequency of future advisory votes on the compensation of the Company’s named executive officers.  In light of this advisory vote, which was consistent with the recommendation of the Board of Directors on the matter, the Company will include an advisory vote on the compensation of its named executive officers in its proxy materials every three years until the next required vote on the frequency of such advisory vote.  The next such required vote is at the Company’s 2024 Annual Meeting.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

3.1	Amendment No. 1 to the By-Laws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	February 21, 2018	By:	/s/ Donald R. Fishback
		Name:	Donald R. Fishback
Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amendment No. 1 to the By-Laws of the Company.